                                    FORM 8-A

                       SECURITIES AND EXCHANGE COMMISSION

                                WASHINGTON, D.C.
                                     20549

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934





                            SUCCESS BANCSHARES, INC.
---------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


     DELAWARE                                           36-3497644
---------------------------------------------------------------------------
(State of incorporation or organization)  (IRS Employer Identification No.)




ONE MARRIOTT DRIVE, LINCOLNSHIRE, ILLINOIS                        60069
---------------------------------------------------------------------------
(Address of principal executive offices)                        (Zip Code)

     If this form relates to the registration of a class of securities pursuant to 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [X]

Securities Act registration statement file number to which this form relates:
333-32561 (if applicable)

Securities to be registered pursuant to Section 12(g) of the Act:


                    Common Stock, $0.001 par value per share
                                (Title of Class)

Item 1. Description of Registrant's Securities to be Registered.

The information required by this Item is included in the section captioned "Description of Capital Stock" of the Prospectus included as part of Registrant's Registration Statement on Form S-1, as amended (File No. 333-32561), which section is hereby incorporated by reference.



Item 2. Exhibits.

The following documents are filed herewith unless noted as being incorporated by reference pursuant to Rule 12b-32.

      1. Specimen Certificate of Common Stock, $0.001 par value per share.

      2. Second Restated Certificate of Incorporation of Registrant (incorporated herein by reference to Exhibit 3.1 to Registrant's Registration Statement on Form S-1, File No. 333-32561).

      3. By-Laws of Registrant (incorporated herein by reference to Exhibit 3.2 to Registrant's Registration Statement on Form S-1, File No. 333-32561).

                                   SIGNATURE



     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.



                                              SUCCESS BANCSHARES, INC.



                                              By: /s/  Steven A. Covert
                                                 ----------------------------
                                                 Steven A. Covert,
                                                 Executive Vice President and
                                                 Chief Financial Officer


Date:  October 20, 1997